OTHER PAYABLES AND ACCRUALS (Details) ¥ in Millions, $ in Millions	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
OTHER PAYABLES AND ACCRUALS
Accrued operating expenses		¥ 3,626	¥ 2,852
Deposits received from suppliers and packaged-tour users		836	507
Payable for acquisition and investments		226	626
Provision related to an equity method investment (Note 12)		367	367
Others		799	746
Total	$ 851	¥ 5,854	¥ 5,098